UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 5, 2011

State Bancorp, Inc.
(Exact name of registrant as specified in its charter)

New York	001-14783	11-2846511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza
Jericho, NY 11753
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (516) 465-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01           OTHER EVENTS

On August 5, 2011, a news article was published in which Thomas O’Brien, the Chief Executive Officer of State Bancorp, Inc. (the “Company”) was quoted. The article is filed herewith as Exhibit 99.1.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

The following exhibit is filed as part of this report.

Exhibit 99.1         Article from Long Island Business News, dated August 5, 2011

Additional Information and Where to Find It

On April 28, 2011, the Company entered into an Agreement and Plan of Merger with Valley National Bancorp (“Valley”), providing for the merger of the Company with and into Valley, with Valley as the surviving entity.

In connection with the merger, Valley has filed with the SEC a Registration Statement on Form S-4 that includes a Proxy Statement of the Company and a Prospectus of Valley, as well as other relevant documents concerning the proposed transaction. A definitive Proxy Statement will be mailed to stockholders of the Company after the Registration Statement is declared effective. The Registration Statement has not yet become effective. Stockholders are urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. You can obtain a free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Company and Valley at the SEC’s Internet site (http://www.sec.gov). You can also obtain these documents, free of charge, from the Company by accessing the Company’s website at www.statebankofli.com under the tab “Investor Relations” and then under the heading “Financial Information” and subheading “SEC Filings.”

The Company and Valley and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed merger. Information about the directors and executive officers of the Company is set forth in the proxy statement for the Company’s 2011 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 25, 2011. Information about the directors and executive officers of Valley is set forth in the proxy statement for Valley’s 2011 annual meeting of stockholders, as filed with the SEC on a Schedule 14A on March 11, 2011. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the Proxy Statement/Prospectus. You may obtain free copies of this document as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2011	State Bancorp, Inc.

	By:	/s/ Brian K. Finneran
Brian K. Finneran Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                       Description
99.1                                           Article from Long Island Business News, dated August 5, 2011